STOCK PURCHASE AGREEMENT

This Agreement dated as of October 8, 2010 is entered into by and between Symbollon Pharmaceuticals, Inc., a Delaware corporation, residing at 99 West Street, Suite J, Medfield, Massachusetts 02052 (the “Company”), and Organic Business Alliances, LLC, a Delaware limited liability corporation (“OBA”), residing at 150 Mead Street, Waccabuc, New York 10597 (OBA and any subsequent valid and permitted transferee, shall hereinafter be collectively referred to as the “Purchaser”).

In consideration of the mutual promises and covenants contained in the Agreement, the parties hereto agree as follows:

1.           Authorization and Sale of Securities.

1.1           Authorization.  The Company has, or before the Closings (as defined in Section 2) will have, duly authorized and taken all such corporate and other actions within its control as is necessary for the issuance, sale and delivery, pursuant to the terms of this Agreement, of up to 15,000,000 shares of the Company’s Class A Common Stock, $.001 par value per share (the “Shares”).  The Shares may hereinafter be referred to as the Securities.

1.2           Issuance of Securities.  Subject to the terms and conditions of this Agreement, at the First Closing (as defined in Section 2) the Company and OBA agree that OBA will purchase from the Company and the Company will issue and sell to OBA, in a private placement 2,000,000 Shares (“First Closing Shares”) at a purchase price of $0.03 per Share, for an aggregate purchase price of $60,000.  Subject to the terms and conditions of this Agreement, at the Additional Closings (as defined in Section 2) the Company and OBA agree that OBA will purchase from the Company and the Company will issue and sell to OBA, in a private placement up to 13,000,000 Shares (“Additional Closing Shares”) at a purchase price of $0.03 per Share, for an aggregate purchase price of up to $390,000.

2.           The Closings.  The closing of the sale and purchase of the First Closing Shares shall take place at the offices of the Company, or such other mutually agreeable location as the parties may deem appropriate, on the date hereof unless the parties shall otherwise agree in writing (the “First Closing”).  The closings of the sale to and purchase of the Additional Closing Shares shall take place at the offices of the Company, or such other mutually agreeable location as the parties may deem appropriate, on or before November 30, 2010, if and when OBA exercises its option to purchase all or some of the Additional Closing Shares (the “Additional Closings”).  OBA may purchase the Additional Closing Shares in one or more Additional Closings.

The First Closing and the Additional Closings are sometimes each referred to hereinafter as a “Closing” and collectively as the “Closings”.  The date of the First Closing is hereinafter referred to as the “First Closing Date” and the date(s) of the Additional Closings are hereinafter referred to as the “Additional Closing Date(s)”, and collectively, as the “Closing Date(s)”.

At each of the Closings, the Company shall deliver to OBA certificates for the number of Shares being purchased by OBA, registered in the name of OBA, against payment to the Company of the purchase price therefor, by wire transfer.

3.           Representations of the Company.  The Company hereby represents and warrants to OBA as follows:

3.1           Organization and Standing.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as presently conducted and as proposed to be conducted by it and to enter into and perform this Agreement and to carry out the transactions contemplated hereby.  The Company is qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character or location of its properties requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, prospects, condition (financial or otherwise), assets or results of operations of the Company taken as a whole (a “Material Adverse Effect”).

3.2           Capitalization.  The authorized capital stock of the Company consists of (i)  93,750,000 shares of Class A Common Stock, of which 38,090,006 shares are outstanding on the date hereof, 1,250,000 shares of Class B Common Stock and 5,000,000 shares of preferred stock .  The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in material compliance with all federal and state securities laws, and were not issued in violation of any preemptive or similar rights to subscribe for or purchase securities.  The Company has the following rights to purchase Securities outstanding: (i) options to purchase up to 2,410,000 shares of Common Stock and (ii) warrants to purchase up to 7,960,398 shares of Common Stock.

3.3           Issuance of Securities.  The issuance, sale and delivery of the Securities have been, or will be on or prior to the Closing Date, duly authorized by all necessary corporate action on the part of the Company.  The Securities, when issued, sold and delivered against payment therefore in accordance with the provisions of this Agreement, will be duly and validly issued, fully paid and non-assessable and free and clear of any liens or preemptive, rights of first refusal, or other similar rights (other than applicable Federal and state securities laws (the “Applicable Securities Laws”) and the terms of this Agreement).

3.4           Authority for Agreement; No Conflicts.  The execution, delivery and performance by the Company of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action.  This Agreement has been duly executed and delivered by the Company, and is enforceable against it in accordance with its terms, except that such enforcement may be subject to applicable bankruptcy, receivership, fraudulent transfer, moratorium and similar laws affecting creditors’ rights, and the remedy of specific performance and injunctive relief may be subject to equitable defenses and to the discretion of the court for which proceeding therefore may be brought.  The execution and delivery of this Agreement and performance of the transactions contemplated by this Agreement and compliance with its provisions by the Company will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or require a consent or waiver under, its Certification of Incorporation or By-Laws (each as amended to date) or any indenture, lease, agreement or other instrument to which the Company is party or by which it or any of its properties is bound,  or violate any decree, judgment, order, statute, rule, regulation or other provision of law applicable to the Company, except in each case as would not result in a Material Adverse Effect.

3.5           Governmental Consents.  No consents, approval, order or authorization of, or regulation, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the execution and delivery of this Agreement or the offer, issuance, sale and delivery of the Shares or the other transactions to be consummated at any Closing, as contemplated by this Agreement, except for compliance with the provisions of any laws as to which the failure to be made or obtained would not result in a Material Adverse Effect and such filings as shall have been made prior to and shall be effective on and as of the applicable Closing.

3.6           Rights of Rescission.  As an inducement to and with reliance thereon by OBA and its affiliate IAIA, LLC (“IAIA”), the insurance agent with which the Company has contracted for the purchase of certain key-man life insurance, during the term of the Technology License Agreement the Company agrees to forfeit any and all rights of rescission it may have regarding its purchase of such key-man life insurance through IAIA.

4.           Representations of the Purchaser.  The Purchaser represents and warrants to the Company as follows:

4.1           Investment.  The Purchaser is acquiring the Shares for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same.  The Purchaser is an “Accredited Investor” within the meaning of Rule 501(a)(3) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).  The Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption from the registration provisions thereof which depends upon, among other things, the bona fide nature of its investment intent as expressed herein.  The Purchaser will not transfer the Shares except in compliance with Applicable Securities Laws and the terms of this Agreement.

4.2           Power and Authority.  The Purchaser has the full power and authority to execute, deliver and perform this Agreement.  This Agreement, when executed and delivered by the Purchaser, will constitute a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms.

4.3           State of Jurisdiction.  The Purchaser represents and warrants that all matters and actions relevant to its considerations, evaluations or executions of this Agreement or the transactions contemplated hereby by its including, without limitation, the receipt of any offer to purchase, the receipt and review of any documents or other materials relevant hereto, the participation in any communications with the Company or any other party, and the consummation of the transactions contemplated hereby occurred solely in Massachusetts.

4.4           Independent Investigation.  The Purchaser has relied solely upon an independent investigation made by it and its representatives and has, prior to the date hereof, been given access to and the opportunity to examine all material contracts and documents of the Company.  The Purchaser has requested, received, reviewed and considered all information it deems relevant in making a decision to execute this Agreement and to purchase the Shares.  In making its investment decision to purchase the Shares, the Purchaser is not relying on any oral or written representations or assurances from the Company or any other person or any representation of the Company or any other person other than as set forth in this Agreement.

4.5           Economic Risk.  The Purchaser understands and acknowledges that an investment in the Shares involves a high degree of risk.  The Purchaser acknowledges that there are limitations on the liquidity of the Shares.  The Purchaser represents that the Purchaser is able to bear the economic risk of an investment in the Shares, including a possible total loss of investment.  The Purchaser has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of the investment in the Shares to be received by the Purchaser; and that the Purchaser is sophisticated accredited investor with experience with development stage issuers engaged in biotech and pharmaceutical businesses.

4.6           No Conflicts.  The execution of and performance of the transactions contemplated by this Agreement and compliance with its provisions by the Purchaser will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or require a consent or waiver under any indenture, lease, agreement or other instrument to which the Purchaser is a party or by which it or any of its properties are bound, or violate any decree, judgment, order, statute, rule, regulation or other provision of law applicable to the Purchaser, which violation would prevent, impair, hinder or delay the consummation of the transactions contemplated by this Agreement.

4.7           Governmental Consents.  No consents, approval, order or authorization of, or regulation, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Purchaser in connection with the execution and delivery of this Agreement or the purchase of the Shares or the other transactions to be consummated at any Closing, as contemplated by this Agreement.

4.8           Brokers, Etc.  The Purchaser has dealt with no broker, finder, commission agent or person in connection with the offer or sale of the Shares and the transactions contemplated by this Agreement and neither the Purchaser nor the Company is under any obligation to pay any broker’s fees, finder’s fees, or other fees or commissions in connection with such transactions as a result of any action by the Purchaser.

4.9           Rights of Rescission.  As an inducement to and with reliance thereon by the Company concerning its purchase of certain key-man life insurance as required by the Technology License Agreement entered into of even date herewith by the Company, OBA and KSIA, LLC (the “Technology License Agreement”), OBA agrees to forfeit any and all rights of rescission it may have regarding its purchase of the Shares hereunder or under the Technology Licensing Agreement.

5.           Conditions to the Obligations of the Purchaser at the Closing.  Notwithstanding anything to the contrary contained herein, the obligation of the Purchaser to purchase Securities at the Closing is subject to the fulfillment, or the waiver by the Purchaser, of each of the following conditions on or before the Closing:

5.1           Accuracy of Representations and Warranties.  Each representation and warranty of the Company contained in Section 3 hereof shall be true on and as of Closing Date in all material respects with the same effect as though such representation and warranty had been made on and as of that date.

5.2           Performance.  The Company shall have performed and complied in all material respects with all agreements and conditions contained in this Agreement required to be performed or complied with by the Company prior to or at the Closing.

5.3           Qualifications.  There shall not be in effect any law, rule or regulation prohibiting or restricting the sale and issuance of the Securities or requiring any consent or approval of any person or governmental entity which shall not have been obtained prior to the issuance of the Securities in the Closing.

5.4           Proceedings and Documents.  All corporate or other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchaser and its counsel and the Purchaser shall have received all such counterpart original and certified or other copies of such documents as it may reasonably request.

5.5           Issuance of Shares.  The Company shall have taken all steps necessary to instruct its transfer agent to issue a share certificate or certificates representing the Shares issued in the Closing.

5.6           Execution of Technology License Agreement.  The Technology License Agreement shall have been executed by the parties thereto and the Company shall have utilized the prepaid license fees and certain of the proceeds from the sale of the Shares hereunder to prepay the first year’s premiums on key-man life insurance for its personnel as required by the Technology License Agreement.  During the term of the Technology License Agreement the Company agrees to forfeit any and all rights of rescission it may have regarding its purchase of key-man life insurance, as contracted with IAIA and required under the Technology License Agreement.

6.           Conditions to the Obligations of the Company. Notwithstanding anything to the contrary contained herein, the obligations of the Company to issue, sell and deliver at the Closing the Securities are subject to fulfillment, on or before the Closing Date, of each of the following conditions:

6.1           Accuracy of Representations and Warranties.  Each representation and warranty of the Purchaser contained in Section 4 hereof shall be true on and as of the Closing Date in all material respects with the same effect as though such representation and warranty had been made on and as of that date.

6.2           Performance.  The Purchaser shall have performed and complied in all material respects with all agreements and conditions contained in this Agreement required to be performed or complied with by the Purchaser prior to or at the Closing.

6.3           Qualifications.  There shall not be in effect any law, rule or regulation prohibiting or restricting the sale and issuance of the Securities or requiring any consent or approval of any person or governmental entity which shall not have been obtained prior to the issuance of the Securities in the Closing.

6.4           Required Consideration.  The Purchaser shall have paid in accordance with this Agreement the Purchase Price.

6.5           Execution of Technology License Agreement.  The Technology License Agreement shall have been executed by the parties thereto and the Company shall have utilized the prepaid license fees and certain of the proceeds from the sale of the Shares to prepay the first year’s premiums on key-man life insurance for its personnel as required by the Technology License Agreement.  OBA agrees to forfeit any and all rights of rescission it may have regarding its purchase of the Shares hereunder or under the Technology License Agreement.

    7.           Transfer Restrictions.

7.1           Legend.  Unless and until otherwise permitted, each certificate representing the Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW.  NO TRANSFER, SALE OR OTHER DISPOSITION OF THESE SHARES MAY BE MADE UNLESS A REGISTRATION STATEMENT WITH RESPECT TO THESE SHARES HAS BECOME EFFECTIVE UNDER SAID ACT, OR SYMBOLLON PHARMACEUTICALS, INC. IS FURNISHED WITH AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO IT THAT SUCH REGISTRATION IS NOT REQUIRED.”

and any legend required by any applicable state securities laws.

8.           Notices.  All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered in person with receipt acknowledged or mailed by first class certified or registered mail, return receipt requested, postage prepaid, by reputable overnight mail or courier, with receipt confirmed, addressed to the respective party at the address first above given, or at such other address or addresses as may have been furnished in writing by any party to the other in accordance with the provisions of this Section 8.  Notices and other communications provided in accordance with this Section 8 shall be deemed delivered upon receipt.

9.           Entire Agreement.  This Agreement, together with the Exhibits and documents incorporated by reference herein, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

10.           Amendments and Waivers.  Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Purchaser.  Any amendment or waiver affected in accordance with this Section 10 shall be binding upon each party.  No waivers of or exceptions to any terms, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

11.           Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

12.           Section Headings.  The section headings are for the convenience of the parties and in no way alter, modify, amend, limit, or restrict the contractual obligations of the parties.

13.           Severability.  The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

14.           Governing Law.  This Agreement shall be governed by and construed in accordance with the law of The Commonwealth of Massachusetts.

15.           Successors and Assigns.  This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto, provided that OBA (and any subsequent permitted Purchaser) may not assign its rights hereunder without the prior written consent of the Company.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

ORGANIC BUSINESS ALLIANCES LLC                                                 SYMBOLLON PHARMACEUTICALS, INC.

By:__/s/ Frederic Sternau___________                                                        By:_/s/ Paul C. Desjourdy____________
     Federic Sternau, President                                                                           Paul C. Desjourdy, President